(logo) LNR

           Partners, LLC

ANNUAL STATEMENT OFCOMPLIANCE OF

LNR PARTNERS, LLC

The undersigned, Job Warshaw, being the President of LNR Partners, LLC (the "Special Servicer"), as special servicer under the applicable Pooling and Servicing Agreement for the transactions listed on Schedule I hereto, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, on behalf of the Special Servicer, solely in his capacity as an authorized officer of the Special Servicer and not in his individual capacity, as follows:

1.        A review of the activities performed by the Special Servicer during the period commencing on January 1, 2019 and ending on December 31, 2019 (or any other shorter period set forth on Schedule I hereto) (the "Reporting Period"), and of the Special Servicer's performance under the Pooling and Servicing Agreement has been made under my supervision; and

2.        To the best of my knowledge, based on such review and using the applicable servicing criteria under Item 1122 of Regulation AB, the Special Servicer has fulfilled all of its obligations under the applicable Pooling and Servicing Agreement in all material respects throughout the Reporting Period.

LNR PARTNERS, LLC,

a Florida limited liability company

By: \s\ Job Warshaw

Job Warshaw

President

Dated: February 19, 2020

1601 Washington Avenue • Suite 700 • Miami Beach, Florida 33139-3164

Telephone: (305) 695-5600 • Fax: (305) 695-5601

Schedule I

LNR Deals	LNR Capacities
BACM 2015-UBS7	LNR Special Servicer
BANK 2019-BNK19	LNR Special Servicer
BBCMS 2018-C2	LNR Special Servicer
Bmark 2018-B7	LNR Special Servicer
Bmark 2019-B10	LNR Special Servicer
Bmark 2019-B10 (companion loan included in CSAIl 2019-C16)	LNR Special Servicer
Bmark 2019-B9	LNR Special Servicer
Bmark 2019-B9 (companion loan included in BMARK 2019-B10)	LNR Special Servicer
CD 2017-CD6	LNR Special Servicer
CD 2017-CD6 (companion loan included in CCUBS 2017-C1, WFCM 2017-C41)	LNR Special Servicer
CF 2019-CF1	LNR Special Servicer
CF 2019-CF2	LNR Special Servicer
CFCRE 2011-C2	LNR Special Servicer
CGCMT 2012-GC8	LNR Special Servicer
CGCMT 2014-GC21	LNR Special Servicer
CGCMT 2015-GC33 (companion loan included in GSMS 2015-GC34)	LNR Special Servicer
CGCMT 2015-P1 (companion loan included in WFCM 2015-NXS3, GSMS 2015-GC32)	LNR Special Servicer
CGCMT 2016-C1 (companion loan included in CFCRE 2016-C6, JPMDB 2016-C2, BACM 2016-UB10)	LNR Special Servicer
CGCMT 2017-B1	LNR Special Servicer
CGCMT 2018-B2 (companion loan included in BMARK 2018-B1, JPMDB 2018-C8, UBSCM 2018-C9, CSAIL 2018-CX11, BANK 2019-BN12)	LNR Special Servicer
CGCMT 2019-C7	LNR Special Servicer
COMM 2013-CCRE10	LNR Special Servicer
COMM 2013-CCRE12	LNR Special Servicer
COMM 2013-CCRE13	LNR Special Servicer
COMM 2014-CCRE16	LNR Special Servicer
COMM 2014-CCRE21	LNR Special Servicer
COMM 2014-CCRE21 (Companion loan included in COMM 2014-CR21)	LNR Special Servicer
COMM 2014-LC17	LNR Special Servicer
COMM 2014-UBS2	LNR Special Servicer
COMM 2014-UBS3	LNR Special Servicer
COMM 2015-CCRE22	LNR Special Servicer
COMM 2015-CCRE24 (Companion loan included in COMM 2015-LC21, COMM 2015-CR23)	LNR Special Servicer
COMM 2015-CCRE25 (companion loan included in COMM 2015-CR24, COMM 2015-CR26)	LNR Special Servicer
COMM 2015-LC23	LNR Special Servicer
COMM 2015-LC23 (companion loan included in WFCM 2016-LC24, WFCM 2015-P2, COMM 2016-CR28, JPMDB 2016-C2, CFCRE 2016-C3))	LNR Special Servicer
CSAIL 2018-CX11	LNR Special Servicer
CSAIL 2018-CX11 ( companion loan included in CSAIL 2018-CX12, UBSCM 2018-C11, UBSCM 2017-C6)	LNR Special Servicer
CSAIL 2018-CX12	LNR Special Servicer
CSAIL 2018-CX12 (companion loan included in WFCM 2018-C46, UBSCM 2018-C12)	LNR Special Servicer
CSAIL 2019-C16	LNR Special Servicer
GSMS 2011-GC5	LNR Special Servicer
GSMS 2013-GC10	LNR Special Servicer
GSMS 2013-GC13	LNR Special Servicer
GSMS 2013-GC13 (Companion loan included in GSMS 2013-GCJ14)	LNR Special Servicer
GSMS 2013-GCJ14	LNR Special Servicer
GSMS 2014-GC18	LNR Special Servicer
GSMS 2014-GC20	LNR Special Servicer
GSMS 2014-GC24	LNR Special Servicer
GSMS 2014-GC24 (Companion loan included in JPMDB 2014-C32, COMM 2014-CR20, WFRBS 2014-C22)	LNR Special Servicer
GSMS 2014-GC26	LNR Special Servicer
GSMS 2015-GC34	LNR Special Servicer
GSMS 2015-GC34 (Companion loan included in GSMS 2015-GS1)	LNR Special Servicer
GSMS 2016-GS2	LNR Special Servicer
GSMS 2019-GSA1	LNR Special Servicer
GSMS 2019-GSA1 (Companion loan included in WFCM 2019-C54)	LNR Special Servicer
JPMBB 2013-C12	LNR Special Servicer
JPMBB 2013-C12 (Companion loan included in JPMCC 2013-C13)	LNR Special Servicer
JPMBB 2013-C15	LNR Special Servicer
JPMBB 2014-C18	LNR Special Servicer
JPMBB 2014-C18 (Companion loan included in JPMBB 2014-C19, JPMBB 2014-C21)	LNR Special Servicer
JPMBB 2014-C22	LNR Special Servicer
JPMBB 2014-C24	LNR Special Servicer
JPMBB 2015-C27 (Companion loan included in JPMBB 2015-C28)	LNR Special Servicer
JPMBB 2015-C32 (Companion loan included in JPMBB 2015-C33, GSMS 2015-GC34)	LNR Special Servicer
JPMCC 2016-JP2 (Companion loan included in JPMCC 2016-JP3, DBJPM 2016-C3, DBJPM 2016-C1, COMM 2016-COR1, SGCMS 2016-C5)	LNR Special Servicer
JPMCC 2016-JP4 (Companion loan included in JPMDB 2017-C5, JPMDB 2016-C4)	LNR Special Servicer
JPMCC 2017-JP5 (Companion loan included in JPMDB 2017-C5)	LNR Special Servicer
JPMDB 2018-C8	LNR Special Servicer
JPMDB 2018-C8 (Companion loan included in WFCM 2018-C46, BMARK 2018-B4)	LNR Special Servicer
MSBAM 2015-C21	LNR Special Servicer
MSBAM 2015-C21 (Companion included in WFCM 2015-C27)	LNR Special Servicer
MSBAM 2015-C23	LNR Special Servicer
MSBAM 2016-C30	LNR Special Servicer
MSBAM 2016-C30 (Companion loan included in JPMCC 2016-JP3)	LNR Special Servicer
MSBAM 2017-C34	LNR Special Servicer
MSC 2017-H1	LNR Special Servicer
MSC 2017-HR2	LNR Special Servicer
MSC 2018-H3	LNR Special Servicer
MSC 2018-H4	LNR Special Servicer
MSC 2019-H7	LNR Special Servicer
MSC 2019-L3	LNR Special Servicer
UBS 2018-C11	LNR Special Servicer
WFCM 2014-LC16	LNR Special Servicer
WFCM 2016-C37	LNR Special Servicer
WFCM 2017-C38	LNR Special Servicer
WFCM 2017-C39	LNR Special Servicer
WFCM 2017-C41	LNR Special Servicer
WFCM 2017-C42	LNR Special Servicer
WFCM 2017-RC1	LNR Special Servicer
WFCM 2018-C45	LNR Special Servicer
WFCM 2018-C46	LNR Special Servicer
WFCM 2018-C48	LNR Special Servicer
WFCM 2019-C52	LNR Special Servicer
WFCM 2019-C54	LNR Special Servicer
WFCMT 2015-NXS3	LNR Special Servicer
WFCMT 2016-C34	LNR Special Servicer
WFRBS 2012-C9	LNR Special Servicer
WFRBS 2013-C13	LNR Special Servicer
WFRBS 2014-C19	LNR Special Servicer
WFRBS 2013-C18	LNR Special Servicer